Supplement Dated March 23, 2015 to Prospectuses March 10, 2006

CG Corporate Insurance Variable Life Separate Account 02

The Corporate Flexible Premium Variable Life Insurance Policy

The Corporate Flexible Premium Variable Life Insurance Policy II

This Supplement should be retained with the March 10, 2006 Product Prospectuses for The Corporate Flexible Premium Variable Life Insurance Policy and The Corporate Flexible Premium Variable Life Insurance Policy II issued by Connecticut General Life Insurance Company.

Effective March 23, 2015, the PIMCO VIT Total Return Portfolio – Institutional Class will be closed to new purchases and transfers in. You may choose to keep existing allocations in these funds.

Effective March 23, 2015, the following information replaces the description of The Funds located on page 9 of your Product Prospectus.

Trusts, Investment Advisers, and Distributors	Funds Available Under the Policies	Brief Description of the Fund’s Investment Objective

PIMCO Variable Insurance Trust Managed by Pacific Investment Management Company LLC Distributed by Allianz Global Investors Distributors, LLC	High Yield Portfolio Money Market Portfolio	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

CVUL l and CVUL ll Product Prospectus Supplement (03/2015)